UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2023

Date of Report (Date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LVLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2023, the Board of Directors (the “Board”) of Lulu’s Fashion Lounge Holdings, Inc. (the “Company”), acting upon the recommendation of the Nominating and Corporate Governance Committee, expanded the size of the Board from ten (10) directors to eleven (11) directors and appointed Kelly McCarthy as a Class I director of the Company, effective as of August 18, 2023. Ms. McCarthy will serve as a director of the Company for a term expiring at the 2025 Annual Meeting of Stockholders, at which time her continued service on the Board will be subject to renomination and stockholder approval. The Board has determined that Ms. McCarthy qualifies as an independent director under Nasdaq rules. Ms. McCarthy's appointment was the result of a search for a new independent director by the Nominating and Corporate Governance Committee, as discussed in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders filed on May 1, 2023 (the "Proxy Statement"). Additionally, as a result of Ms. McCarthy's appointment, the Board is now composed of a majority of independent directors.

Ms. McCarthy is eligible to participate in the Company's Non-Employee Director Compensation Program. Please see the disclosure in the Proxy Statement under the heading "Director Compensation – Non-Employee Director Compensation Program" for a description of the program. The full text of the Non-Employee Director Compensation Program is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated hereto by reference.

Ms. McCarthy has also entered into the Company’s standard indemnification agreement for directors and officers, a form of which is included as Exhibit 10.8 to the Company’s Form 10-K for the year ended January 1, 2023.

There are no related party transactions between the Company and Ms. McCarthy which would require disclosure under Item 404 of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On August 22, 2023, the Company issued a press release announcing Ms. McCarthy's election to the Board, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained or incorporated in this Item 7.01 of this Current Report is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Lulu’s Fashion Lounge Holdings, Inc. Non-Employee Director Compensation Program (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 31, 2022)
99.1	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. on August 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2023	Lulu’s Fashion Lounge Holdings, Inc.

	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer